SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) — August 12, 2002

FIRST TENNESSEE NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

TENNESSEE	000-4491	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code — (901) 523-4444

SIGNATURES
Exhibit Index
Section 906 Certification of CEO
Section 906 Certification of CFO
Statement of Principal Executive Officer
Statement of Principal Financial Officer

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are furnished pursuant to Item 9 (Regulation FD Disclosure), are not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Tennessee National Corporation’s (“Corporation”) previous or future filings under the Securities Act of 1933, as amended or the Exchange Act.

Exhibit #	Description

99.1	Certification of Chief Executive Officer under 18 U.S.C Section 1350
99.2	Certification of Chief Financial Officer under 18 U.S.C. Section 1350
99.3	Statement under Oath of Principal Executive Officer
99.4	Statement under Oath of Principal Financial Officer

ITEM 9. Regulation FD Disclosure

Furnished as Exhibits 99.1 and 99.2 are copies of the certifications of the Chief Executive Officer and the Chief Financial Officer of First Tennessee National Corporation (“Corporation”), which accompanied the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, which was filed August 12, 2002.

Also furnished as Exhibits 99.3 and 99.4 are copies of the statements under oath of the Corporation’s Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer), filed August 12, 2002 with the Securities and Exchange Commission in accordance with its Order (File No. 4-460) issued June 27, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TENNESSEE NATIONAL CORPORATION

Date: August 12, 2002	By:	/s/ Elbert L. Thomas, Jr

Name: Elbert L. Thomas, Jr.
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

The following exhibits are furnished pursuant to Item 9 (Regulation FD Disclosure), are not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of the Corporation’s previous or future filings under the Securities Act of 1933, as amended or the Exchange Act.

Exhibit #	Description

99.1	Certification of Chief Executive Officer under 18 U.S.C Section 1350
99.2	Certification of Chief Financial Officer under 18 U.S.C. Section 1350
99.3	Statement under Oath of Principal Executive Officer
99.4	Statement under Oath of Principal Financial Officer

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